UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 1, 2018, The Meet Group, Inc. (the “Company”) held its annual meeting of stockholders. Proposals to be voted on by stockholders included:

1.	To elect seven members to our Board of Directors (the “Board”);

2.
To approve, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement, as amended, filed with the Securities and Exchange Commission on April 27, 2018 and May 9, 2018 (the “2018 Proxy Statement”);

3.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

4.	To approve the Company’s 2018 Omnibus Incentive Plan as disclosed in the 2018 Proxy Statement.

There were outstanding 72,316,149 shares of common stock each share being entitled to vote. 53,516,307 votes (74% of the outstanding shares) were cast. The results for each of the proposals were as follows:

1.	Election of Directors to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jean Clifton	21,516,749	4,186,944	50,125	27,762,489
Geoffrey Cook	21,350,958	4,359,339	43,521	27,762,489
Christopher Fralic	25,198,044	515,372	40,402	27,762,489
Spencer Grimes	24,584,859	1,129,537	39,422	27,762,489
Spencer Rhodes	20,658,067	5,049,752	45,999	27,762,489
Bedi Singh	25,322,277	386,825	44,716	27,762,489
Jason Whitt	25,189,607	521,279	42,932	27,762,489

2.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the 2018 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,073,780	2,463,886	3,216,152	27,762,489

3.	Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

FOR	AGAINST	ABSTAIN
52,342,860	969,357	204,090

4.	Approval of the Company’s 2018 Omnibus Incentive Plan as disclosed in the 2018 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,418,978	5,135,386	3,199,454	27,762,489

The information in this Item 5.07 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities & Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	June 1, 2018	By: /s/ Geoff Cook
Name: Geoff Cook Title: Chief Executive Officer